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                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                          CHEROKEE INTERNATIONAL, LLC
                      CHEROKEE INTERNATIONAL FINANCE, INC.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Cherokee International, LLC and Cherokee International Finance, Inc. (collectively, the "Issuers) made pursuant to the Prospectus,
dated       , 1999 (the "Prospectus"), if certificates for the outstanding
10 1/2% Series A Senior Subordinated Notes due 2009 of the Issuers (the "Outstanding Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Firstar Bank of Minnesota, N.A., as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

    Delivery To:    Firstar Bank of Minnesota, N.A., Exchange Agent

                      BY MAIL, HAND OR OVERNIGHT COURIER:
                        Firstar Bank of Minnesota, N.A.
                             101 East Fifth Street
                          Saint Paul, Minnesota 55101
                            Attention: Frank Leslie

                           BY FACSIMILE TRANSMISSION:
                        (for Eligible Institutions Only)
                                 (651) 229-6415

                             CONFIRM BY TELEPHONE:
                                 (651) 229-2600

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Issuers the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedure described in the section "The Exchange Offer" under the heading "Guaranteed Delivery Procedures" of the Prospectus.

Total Principal Amount of Outstanding Notes Tendered:*

$ __________________

    Certificate Nos. (if available):

Account Number** _____________

* Must be in denominations of $1,000 principal amount and any integral multiple thereof.

** If Outstanding Notes will be delivered by book-entry transfer to The Depository Trust Company.

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    ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

________________________________________________________________________________
                                PLEASE SIGN HERE

X ______________________________      ______________________________

X ______________________________      ______________________________
Signature(s) of Owner(s)                        Date

or Authorized Signatory

Area Code and Telephone Number: ________________________________________________

    Must be signed by the holder(s) of Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Capacity: ______________________________________________________________________
Address(es): ___________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

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                                   GUARANTEE
                    (Not to be used for signature guarantee)

    The undersigned, an Eligible Institution, is a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

_____________________________________      _____________________________________
               Name of Firm                     Authorized Signature
_____________________________________      _____________________________________
                  Address                               Title
_____________________________________________________________________      Name:
------------------------------------
                  Zip Code                    (Please Type or Print)

Area Code and Tel. No.:
--------------------      Dated: _______________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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